EXHIBIT 7

                          Form of Application for
                                             Variable Annuity Contract

























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             GREAT AMERICAN RESERVE INSURANCE COMPANY
        Administrative Office: 11815 N. Pennsylvania Street
             P.O. Box 1911, Carmel, Indiana 46032-4911


        RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT APPLICATION

  1.   CONTRACT OWNER(S) If no annuitant is specified in Section
       2, the contract owner will be the annuitant

       ______________________________________________
       (Print) Last        First                    MI
       ______________________________________________
       Address
       ______________________________________________
       City           State                    Zip

       Soc. Sec. No./Tax I.D. ___-___-___

       Marital Status __________

       Annuitization Age ____________

       Date of Birth  ________  ________  _________
                      Month     Day       Year

       Sex  M______   F______

  1.(b)     JOINT OWNER (If Applicable)
       (Spouse Only)

       ______________________________________________
       (Print) Last        First                    MI
       ______________________________________________
       Address
       ______________________________________________
       City           State                    Zip

       Soc. Sec. No./Tax I.D. ___-___-___

       Date of Birth  ________  ________  _________
                      Month     Day       Year
       Sex  M______   F______

  2. ANNUITANT (Complete only if different from the contract owner)

       ______________________________________________
       (Print) Last        First                    MI
       ______________________________________________
       Address
       ______________________________________________

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       City           State                    Zip

       Soc. Sec. No./Tax I.D. ___-___-___

       Date of Birth  ________  ________  _________
                      Month     Day       Year

       Marital Status __________

       Sex  M______   F______


  3.   BENEFICIARY

       Primary
       ______________________________________________
       (Print) Last        First                    MI
       ______________________________________________
       Relationship To Owner(s)

       Contingent
       ______________________________________________
       (Print) Last        First                    MI
       ______________________________________________
       Relationship To Owner(s)


  4.   TYPE OF PLAN

       a.   Nonqualified

            ______ Regular
            ______ 1035 Transfer

       b.   Qualified

            ______ IRA/SEP Transfer/Rollover
            ______ 403(b) Transfer/Rollover


  5.   INVESTMENT INFORMATION

       Minimum Initial Purchase Payment: $25,000.00
       Minimum Subsequent Purchase Payment: $1,000.00

       a.   An initial purchase payment $_______ is attached.

       b.   Allocated to year __________
            (Complete for IRA contributions)




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  6.   P A Y M ENT  ALLOCATION  (Use  whole  percentages.    The
       percentages for all allocations must equal 100%)

       ____ A. Separate Account/Money Market I Subaccount
       ____ B. Fixed Account (Subject to transfer restrictions)


  7.   REPLACEMENT

       Will the proposed contract replace any existing annuity or insurance contract?

       _____ No  _____ Yes

       If Yes, list company name, plan and year of issue.
       ________________________________________________

       If Yes, replacement requirements must be completed.

       ______   Agent  s  initials  certifying  any  replacement
       criteria required in this state have been met.

       In accordance with TEFRA (August 14, 1982), please provide the cost basis of the contract.

       Pre-TEFRA $________ Post-TEFRA $__________


  8.   SPECIAL REQUESTS




  9.   LIMITED POWER OF ATTORNEY

       I hereby authorize the person set forth under Financial Advisor to be my advisor and attorney-in-fact, and in such capacity to give instructions to PADCO Service Co., Inc. And its affiliates ( PADCO ) for transactions within the Rydex Advisor Variable Annuity, including authorizing telephone transfers and to take all other actions necessary or incidental thereto. PADCO may rely on such instructions without obtaining my approval, counter-signature, or co-signature. I will indemnify and hold P A DCO and Great American Reserve their directors, officers, and employees harmless from all liabilities and costs, including attorney fees and expenses, which PADCO and Great American Reserve may incur by relying upon the representations of the Financial Advisor or upon this authorization.

       Contract Owner Signature X _________________________

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       Date _____________________

       Joint Contract Owner Signature X ____________________
       Date ______________________


  10.  FINANCIAL ADVISOR/TELEPHONE TRANSFER AUTHORIZATION

       I, the Financial Advisor, have received a written power of attorney from each Contract Owner for whom I have been granted the power to direct the allocation and exchange of funds invested within the Rydex Advisor Variable Annuity Account. Pursuant to the Power of Attorney, I a u t h orize and direct PADCO to act on telephone instructions, when proper identification is furnished, to exchange units from any subaccount or the fixed account to any other subaccount or the fixed account subject to any limitations set forth in the Contract. I agree that neither PADCO nor Great American Reserve will be liable for any loss arising from the exchange by acting in accordance with these telephone instructions.

       Financial Advisor Signature X _________________________
       Date ________________

       Name of Firm ________________________________________
       Financial Advisor/Group Number __ __ __ __ __ __ __ __


  11.  SIGNATURE

  All statements made in this application (including the reverse side) are true to the best of my knowledge and belief, and I agree to all terms and conditions as shown on the front and back. I further agree that this application shall be part of the annuity contract, and I verify my understanding that all payments and values provided by the contract, when based on investment experience of subaccounts, are variable and not guaranteed as to dollar amount. I acknowledge receipt and have read current prospectuses. Under penalty of perjury, I certify that the Social Security (or Taxpayer identification) number is correct as it appears in the application.

  S i g ned  at  _______________________  this  _______  day  of
  _______________, 19________.

  ______________________________________________
  Signature of Contract Owner/Applicant

  _______________________________________________
  Signature of Joint Contract Owner (Spouse Only)


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  REGISTERED REPRESENTATIVE CERTIFICATION

  I certify that I have asked all questions in the application and correctly recorded the proposed Contract Owners answers. To the best of my knowledge, I have presented to Great American Reserve all the pertinent facts. I further certify that I am properly licensed to sell variable annuities in the state in which the proposed Contract Owner resides and that no sales material other than that approved by the Administrative Office was used.

  Signed    at   __________________   this   ________   day   of
  _______________________, 19__________.


  _________________________________
  Agent s Number

  _________________________________
  Agent s License ID # (if required)

  __________________________________
  Registered Representative

  __________________________________
  2nd Agent s Number

  __________________________________
  Agent s License ID # (if required)


  __________________________________
  Other Registered Representative

  __________________________________
  Broker Dealer

  __________________________________
  Broker Dealer Phone Number


  [       ] For Broker Dealer Use Only











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                 FINANCIAL ADVISOR REPRESENTATIONS
                                TO
             GREAT AMERICAN RESERVE INSURANCE COMPANY
                                AND
                      PADCO ADVISORS II, INC.


       In connection with the variable annuity contracts issued by the Rydex Advisor Variable Annuity Account of the Great American Reserve Insurance Company (the Contracts ) to persons who are clients of mine ( Contract Owners ), I, the Financial Advisor, hereby represent to Great American Reserve Insurance Company and PADCO Advisors II, Inc., and their affiliates, that:

      1.  I have filed, and amended as necessary,        YES  NO
          my investment adviser registration application
          on Form ADV with the Securities
          and Exchange Commission.                       ___
  ____

      2.  I am excluded from registration with the       YES  NO
          Securities and Exchange Commission as an
          investment adviser under the Investment
          Advisers Act of 1940.                          ___
  ____

      3. No federal or state regulatory agency has ever taken any action which would prevent me from providing tactical asset allocation advisory services or other advisory services to my client Contract Owner(s).

      4. I agree that I will not make payments to or otherwise credit the account of my client Contract Owner(s), and will not provide additional services or property to the Contract Owner(s) at a discount, on account of, or in exchange for all or part of the Tactical Asset A l l o cation Advisory Fees I receive under the Contracts.

      5. I agree that I will not require my client Contract Owner(s) to pay any compensation for the market timing or tactical asset allocation advisory services that I provide to my client Contract Owner(s) under the Contracts, and that the Contracts are solely liable for the payment of such compensation.

          Financial Advisor Signature:

          Date:

          Name of Firm:

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          Financial Advisor/Group Number:




















































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